FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

UNION NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 653-1441
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 15, 2008, Union National Financial Corporation issued a press release reporting fourth quarter and annual 2007 earnings. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits.

Exhibit No.	Document
99.1	Earnings Release dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION (Registrant)

Dated: February 15, 2008	By:	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Press Release